WESTCORE TRUST

Supplement dated June 2, 2006 to the Westcore Equity and Bond Funds Prospectus dated September 28, 2005.

This supplement is to be used with the prospectus dated September 28, 2005. This supplement together with the supplements dated November 29, 2005, January 27, 2006 and February 15, 2006 constitute a current prospectus.

Effective July 3, 2006, the following information replaces the third and fourth paragraphs on page 4 and the first paragraph on page 5 in the Risk/ Return Summary section.

Westcore International Frontier Fund: emphasizes investments in companies outside the U.S. that have the potential to grow their earnings, cash flow and business values.

The Adviser utilizes a consistent approach to seek companies outside the U.S. that it believes are well positioned within their industry for growth. It also seeks to pay reasonable prices for these businesses. To identify such companies, the Adviser studies a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting its operations and/or interviewing management. Generally, a company is considered for the Fund if the Adviser believes the company's management team has the ability to execute their business plans and increase business value because of innovative products or services, strong balance sheets and sensible management. The Adviser also factors in where the company is located as part of its analysis. Generally, stocks may be sold when conditions have changed and the company's prospects are no longer attractive, its stock price has achieved the Adviser's valuation target or better relative investment opportunities have been identified.

Westcore International Frontier Fund invests primarily in the common stock of international companies with market capitalizations of $1.5 billion or less at the time of purchase that meet the Adviser's investment criteria. Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of foreign companies in developed countries. In addition, the Fund may invest in larger foreign companies or in U.S.-based companies if, in the Adviser's opinion, these companies represent better prospects for long-term growth than smaller foreign companies or than foreign companies generally.

Effective July 3, 2006, the following information supplements the "Redemption Fee" section beginning on page 54.

The 2% redemption fee normally imposed on shares redeemed within 90 days or less from the date of purchase will be waived for redemption orders received for the Westcore International Frontier Fund from July 3, 2006 through October 2, 2006. Please note that the Fund retains its right to impose restrictions on trading activity to discourage and prevent Frequent Trading activities in the Fund.

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